January 2016 Visteon Corporation Deutsche Bank Global Auto Industry Conference Exhibit 99.1

Agenda Updates Since the Baird / Barclays Conferences Long-Term Plan and Strategic Imperatives Capital Return Program 2015 and 2016 Full-Year Guidance Page

Updates Since the Baird / Barclays Conferences Received the vast majority of the Korean withholding tax refund relating to the HVCC transaction in early 2016 ~$250 million in total net proceeds Completed $500 Million Accelerated Share Repurchase (ASR) Program During Q4 2015 Increasing 2015 and 2016 Guidance Increasing lifetime backlog Visteon Has Continued to Deliver on Our Commitments Please see appendix for important disclosures regarding “Forward Looking Information“ and “Use of Non-GAAP Financial Information” Page

Increasing 2015 and 2016 Targets Increasing 2015 and 2016 Guidance – 12/31/2015 Backlog of $15.2 Billion, up 8% vs. the Beginning of the Year Please see appendix for important disclosures regarding “Forward Looking Information“ and “Use of Non-GAAP Financial Information” Prior Updated Sales $3.05-$3.10B $3.10B Adj. EBITDA $265-285M $285-295M Adj. FCF $135-165M $180-200M FY 2015 Guidance FY 2016 Guidance Prior Updated Sales $3.2B $3.2B Adj. EBITDA ~9.5% margin $305-335M Adj. FCF N/A $110-150M Lifetime Backlog Over Time 8% Increase (Dollars in Billions) Page

FY 2015 New Business Wins and Rewins Lifetime Revenue $4.3 Average Annual Lifetime Revenue Memo: (Dollars in Billions) Visteon Won $1.35 Billion in New and Rewin Business During 2015 – Equating to $4.3 Billion in Lifetime Revenue Consolidated Wins and Rewins Customer Breakdown (FY 2015) N/A Page Please see appendix for important disclosures regarding “Forward Looking Information“ Excludes ex-JCI business. N/A (1)

Balanced Sales Profile By Product Please see important disclosures regarding “Forward Looking Information“ Diverse Product, Regional and Customer Sales Profile Visteon Electronics 2015E Sales Breakdown By Mfg. Region By Customer Infotainment11% Connectivity & Telematics 7% HUD <1% Page

Our Vision: A top-three cockpit electronics player delivering a rich, connected cockpit experience for every car from luxury to entry. Our Mission: To be the foremost leader in driver information and connected infotainment solutions that enables a rich driving experience in a safe and convenient manner. We will achieve this through relentless pursuit of excellence in electronics and software technology as well as global execution. Please see appendix for important disclosures regarding “Forward Looking Information“ Page

Instrument Clusters Head-Up Displays Telematics Cockpit Domain Controllers Information Displays Audio Infotainment Please see appendix for important disclosures regarding “Forward Looking Information“ Broadest Portfolio in the Industry Singularly Focused on Cockpit Electronics Page Audio Information Displays Instrument Clusters Cockpit Domain Controllers Head-Up Displays Infotainment Telematics Electronics

Strategic Imperatives

Visteon®

Strengthen the Core



- ✓ Audio
- ✓ Head-Up Displays
- ✓ Information Displays
- ✓ Infotainment
- ✓ Instrument Clusters
- ✓ Telematics

Move Selectively to Adjacent Products



- ✓ Cockpit Domain Controllers (SmartCore™)
- ✓ Next Generation Safety Applications (e.g. V2X / V2V)
- ✓ Vehicle Cyber Security

Deliver Cost Efficiencies



- ✓ Drive to 12% EBITDA Margin
- ✓ Achieve SG&A and Engineering Efficiencies
- ✓ Improve Free Cash Flow
- ✓ Optimize Capital Structure

Focused on Three Strategic Imperatives –
Strengthen the Core, Move Selectively to Adjacent Products, Deliver Cost Efficiencies

Page 9

Please see appendix for important disclosures regarding "Forward Looking Information" and "Use of Non-GAAP Financial Information"

Offerings Across All Products in Cockpit Electronics Instrument Clusters Telematics Audio Infotainment Information Displays Offerings Across All Products * Do not offer cockpit domain controllers today but have potential to enter the market in the future. Cockpit Domain Controllers * * * Head-Up Displays Please see appendix for important disclosures regarding “Forward Looking Information“ Visteon: One of Two Cockpit Electronics Suppliers with Offerings Across All Products and the Only Pure Play Page

2016 Consumer Electronics Show (CES) More than 1,000 total visitors (mostly pre-scheduled) 37 vehicle manufacturers represented Nearly 500 individual customers 84 investors 25,000 social media impressions 20 media briefings with publications such as Wall Street Journal, Forbes, Washington Post, Reuters, Associated Press, New York Times, Automotive News and Motor Trend Page As of 1/9/16 Visteon is Transforming the Vehicle Cockpit Experience

Examples of Visteon Content at 2016 Detroit Auto Show Page Ford Fusion 4” multi-functional display Chevrolet Cruze Wireless charging Infiniti Q60 Audio auxiliary box Lincoln Continental Reconfigurable cluster Hyundai 2016 Ioniq (AE) Cluster Please see appendix for important disclosures regarding “Forward Looking Information“ Kia 2016 Niro(DE) Cluster

Strategy Recap Page Strengthen the Core Move Selectively to Adjacent Products Drive to 12% Adjusted EBITDA Margins Sales Progression (Dollars in Billions) Please see appendix for important disclosures regarding “Forward Looking Information“ and “Use of Non-GAAP Financial Information” Drive to 12% EBITDA Margin 7% CAGR (2015-2020) 9% CAGR (2018-2020)

January 2016 Capital Return Update

Capital Return Update Announced $1.75 Billion Special Cash Distribution to Shareholders Visteon’s board of directors declared a special cash distribution in the amount of $43.40 per share on Dec. 10, 2015 Record date of Jan. 15, 2016 Expected ex-dividend date of Jan. 25, 2016 (as set by the NYSE) (1) Expected to be treated primarily as a return of capital for U.S. federal income tax purposes. Anticipate that less than $250 million of the distribution will be characterized as a dividend Authorized $500 Million Additional Share Repurchase Program The board authorized a share repurchase program of up to $500 million through Dec. 31, 2016 Since HVCC Closing Last June, We Have Returned / Committed to Return $2.25 Billion and Authorized Another $500 Million for Share Repurchases Please see appendix for important disclosures regarding “Forward Looking Information“ (1) Shareholders of record on the record date, who sell their shares prior to the ex-dividend date, are not entitled to the special cash distribution. (2) Additionally, Visteon has already completed $500 million ASR program as of December 31, 2015. Page

Share Repurchase History Since the fourth quarter of 2012, we have repurchased 14.8 million shares at an average price of $87.65 Share Repurchase History Please see appendix for important disclosures regarding “Forward Looking Information“ and “Use of Non-GAAP Financial Information” Page We Have Repurchased 14.8 Million Shares for Approximately $1.3 Billion – We Have Authorized an Additional $500 Million Program Through the End of 2016 Launch Date Shares Repurchased Settlement Price Amount Q4 2012 1.0M $49.72 $50M March 2013 2.2M $56.58 $125M August 2013 1.7M $74.54 $125M May 2014 5.2M $96.72 $500M June 2015 4.8M $104.79 $500M Total 14.8M $87.65 $1,300M

Capital Structure

- Even after a $2.75 billion capital return and spending another ~$275 million in 2015 and 2016 on legacy disposals and reorganization, Visteon retains a substantial net cash position versus our peer group

(Dollars in Millions)

Visteon Net Cash		
9/30/15 Cash and ST Investments	$2,920	
Berlin Transaction (1)	(180)	→ $141 paid in Q4 2015
HVCC IT Separation	(45)	
HVCC India	(50)	
Korea W/H Tax Refund	250	→ Received in early 2016
Visteon Capital Return	(2,250)	
Adjusted Cash	**$645**	
9/30/15 Debt	382	
Adjusted Net Cash	**$263**	
Visteon Leverage		
LTM Adjusted EBITDA (2)	$269	
Debt / EBITDA	1.4x	
(Net Cash) / EBITDA	(1.0x)	

1) Transaction fully hedged.
2) Excludes $9 million of Adjusted EBITDA related to the Other product group.

Visteon is in a Net Cash Position vs. a Net Debt Position for Key Competitors – Opportunity for Additional Share Buybacks and Selective Acquisitions Going Forward

Note: Competitor leverage statistics as of 9/30/2015, except for Continental AG and Valeo which are based on 6/30/2015. (per Capital IQ).

Page 17

Please see appendix for important disclosures regarding "Forward Looking Information" and "Use of Non-GAAP Financial Information"

January 2016 2015 Financial Update

2015 Financial Update Expect strong full-year 2015 financial results We are increasing 2015 Guidance for Adjusted EBITDA and Adjusted Free Cash Flow to reflect strong operational performance during the fourth quarter We are also increasing lifetime backlog 12/31/15 backlog of $15.2 billion, up 8% vs. start of 2015 (ex. exchange) FY 2015 Guidance (Electronics and Corporate Only) Please see appendix for important disclosures regarding “Forward Looking Information“ and “Use of Non-GAAP Financial Information” Page FY 2015 Guidance Prior Updated Sales $3.05 - $3.10 B $3.10 B Adjusted EBITDA $265 - 285 M $285 - 295 M Adjusted FCF $135 - 165 M $180 - 200 M Increasing FY 2015 Guidance to Reflect Strong Q4 Results Please see appendix for important disclosures regarding “Forward Looking Information“ and “Use of Non-GAAP Financial Information”

Backlog (12/31/2015) (Dollars in Billions) Visteon disclosed new definition of backlog at Q3 earnings conference call Backlog now represents cumulative remaining life-of-program booked sales Visteon Backlog: 9/30/2015: $14.6 billion 12/31/2015: $15.2 billion Lifetime booked sales / 2015E sales = ~4.9x ($15.2 billion / $3.1 billion) 8% Increase Visteon Has Updated its Definition of Backlog to Reflect Total Life-of-Program Sales – Backlog at 12/31/2015 of $15.2 Billion Page Please see appendix for important disclosures regarding “Forward Looking Information“

January 2016 2016 Guidance

2016 Guidance (Electronics and Corporate Only) 2016 Guidance Sales $3.2 B Adjusted EBITDA $305-335 M Adjusted Free Cash Flow $110-150 M Other Selected Items: 2016 Guidance Depreciation and Amortization $90 M Tax Expense $65 M Restructuring Expense $20-30 M Capital Spending $80-90 M 2016 Sales and Adjusted EBITDA Guidance of $3.2 Billion and ~$320 Million, Respectively Page Please see appendix for important disclosures regarding “Forward Looking Information“ and “Use of Non-GAAP Financial Information”

Adjusted EBITDA: 2016 vs. 2015 Guidance 2016 sales are projected to increase by $100 million year-over-year Increased volumes and new business partially offset by unfavorable currency and customer pricing 2016 Adjusted EBITDA projected to increase to $320 million, or 10% of sales vs. 9.4% in 2015 Increase largely reflects improved performance, driven by SG&A and engineering cost efficiencies Currency is a partial offset Volume / Mix expected to have a minimal impact as the benefit of higher volumes is offset by the phase out of certain non-core business (which requires low levels of engineering – e.g. clocks) Adjusted EBITDA (Mid-point) Sales Commentary 9.4% 10.0% Page Please see appendix for important disclosures regarding “Forward Looking Information“ and “Use of Non-GAAP Financial Information” (Dollars in Millions)

Adjusted Free Cash Flow: 2016 vs. 2015 Guidance (Dollars in Millions) Specific Items Benefiting 2015 Cash Flow Capitalized Engineering ($10) Tax Refunds Related to Previous Years (15) Subtotal ($25) 2016 Budget Adjusted Free Cash Flow of $130 Million is $60 Million Lower than 2015 – Largely Reflecting Timing-Related Items Page Please see appendix for important disclosures regarding “Forward Looking Information“ and “Use of Non-GAAP Financial Information” Timing Related Items Benefiting 2015 Cash Flow Tax Payments Delayed to 2016 ($20) Warranty Claims (15) Trade Working Capital / Other (20) Subtotal ($55)

January 2016 Closing Thoughts

Page Closing Thoughts 2015 Accomplishments for Continuing Operations Significant year-over-year profit improvement despite unfavorable currency Achieved upper range of targeted synergies related to JCI acquisition Returned $500 million of capital to shareholders Announced $1.75 billion special cash distribution to shareholders and authorized $500 million additional share repurchase program Opportunity to further improve margin and enhance capital structure should drive value in short term Long-term opportunity to drive growth through product focus and customer and geographic expansion Please see appendix for important disclosures regarding “Forward Looking Information“

January 2016 Appendix

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various factors, risks and uncertainties that could cause our actual results to differ materially from those expressed in these forward-looking statements, including, but not limited to: Caution should be taken not to place undue reliance on our forward-looking statements, which represent our view only as of the date of this presentation, and which we assume no obligation to update. New business wins, re-wins and backlog do not represent firm orders or firm commitments from customers, but are based on various assumptions, including the timing and duration of product launches, vehicle productions levels, customer price reductions and currency exchange rates. conditions within the automotive industry, including (i) the automotive vehicle production volumes and schedules of our customers, and in particular Ford's vehicle production volumes, (ii) the financial condition of our customers and the effects of any restructuring or reorganization plans that may be undertaken by our customers, including work stoppages at our customers, and (iii) possible disruptions in the supply of commodities to us or our customers due to financial distress, work stoppages, natural disasters or civil unrest; our ability to satisfy future capital and liquidity requirements; including our ability to access the credit and capital markets at the times and in the amounts needed and on terms acceptable to us; our ability to comply with financial and other covenants in our credit agreements; and the continuation of acceptable supplier payment terms; our ability to execute on our cost-reduction initiatives in the amounts and on the timing contemplated; our ability to satisfy pension and other post-employment benefit obligations; our ability to access funds generated by foreign subsidiaries and joint ventures on a timely and cost effective basis; general economic conditions, including changes in interest rates and fuel prices; the timing and expenses related to internal restructurings, employee reductions, acquisitions or dispositions and the effect of pension and other post-employment benefit obligations; increases in raw material and energy costs and our ability to offset or recover these costs, increases in our warranty, product liability and recall costs or the outcome of legal or regulatory proceedings to which we are or may become a party; and those factors identified in our filings with the SEC (including our Annual Report on Form 10-K for the fiscal year ended December 31, 2014). Forward-Looking Information Page

Because not all companies use identical calculations, Adjusted EBITDA, Free Cash Flow and Adjusted Free Cash Flow used throughout this presentation may not be comparable to other similarly titled measures of other companies. In order to provide the forward-looking non-GAAP financial measures for full-year 2015 and 2016, the Company is providing reconciliations to the most directly comparable GAAP financial measures on the subsequent slides. The provision of these comparable GAAP financial measures is not intended to indicate that the Company is explicitly or implicitly providing projections on those GAAP financial measures, and actual results for such measures are likely to vary from those presented. The reconciliations include all information reasonably available to the Company at the date of this presentation and the adjustments that management can reasonably predict. Use of Non-GAAP Financial Information Page

The Visteon Plan

Long-Term Growth Opportunity

Product Focus & Growth ↔ **Customer & Geographic Extension**

Strengthen the Core

- Continue to lead market in next generation cluster, head-up display ("HUD"), connected audio, and display development
- Enhance infotainment IP around key areas such as media, connectivity, over-the-air software upgrades, advanced cyber security, and artificial intelligence capability
- Enhance and develop leading telematics control unit ("TCU") and connectivity solutions
- Expand product offerings across geographies and customers
  - Increase scale beyond clusters and audio in China
  - Enhance operating leverage by growing size at several large and currently underserved customers

Move Selectively to Adjacent Products

- Deliver on SmartCore program and expand concept to other parts of cockpit and to other customers
- Drive innovation on next generation safety applications, including V2X/V2V

Drive Higher Margins

- Drive margins to competitor group of 12%+ EBITDA

Short-Term Value Accretion

Margin & Cash Flow Improvement

Deliver Cost Efficiencies

- Achieve 10%+ EBITDA margin (vs. 6.6% in pro forma 2014)
  - SG&A is major focus and ~200bps opp. vs. 2014 PF
  - Engineering spend should be more efficient – 150-200bps opp. vs. 2014 PF

Drive Free Cash Flow

- Drive Adjusted Free Cash Flow improvements
  - Capex of ~2.5% of sales
  - Continue to drive down cash taxes through operational and structural improvements
  - Benefit from EBITDA margin enhancements
  - Focus on minimizing trade working capital and cash taxes as sales grow

Capital Structure Transition

Optimize Capital Structure

- Complete remaining $2.25 billion capital return
- As cash flow improves, stabilize leverage by continuing return of capital to shareholders
- Complete disposal of legacy businesses
- Initially, focus M&A on smaller transactions aimed at key technologies

Page 30

Automotive Instrument Cluster Market Global Market Revenue Total market: 2015 $7.0B / 2020 $9.5B / CAGR 6% Page CAGR -7% CAGR 2% CAGR 32% Key Criteria High Full reconfigurable TFT Rich 3D graphics Hybrid gauges + 7”/8” TFT 2.5D or 3D graphics Mid Hybrid gauges + 4” TFT 2D or 2.5D graphics Low Hybrid cluster 2-6 gauges Dot matrix or mono TFT 1-4 gauges Small, segmented LCD 2015 Market Share Source: Visteon 2015 6+6 forecast; IHS July 2015 cluster supplier Main Growth Potential in Mid and High Segments

Automotive Information Display Market Key Criteria High Display behind flat/curved lens Touch screen Optical bonding New display technologies (e.g. OLED) Haptics Entry Poke-through display with or without touch No cover lens Graphics processing optional Global Market Revenue Total market: 2015 $2.5B / 2020 $3.8B / CAGR 9% Page CAGR -15% CAGR 48% Source: Internal analysis based on IHS vehicle forecast and SA report on CID standalone/integrated split 2015 Market Share Premium Segment Driving Innovation in Information Displays

Automotive Head-Up Display Market

	Key Criteria
Augmented Reality W-HUD	• TFT, laser, or DLP • 10°-12°x 3°-5° FOV • Luminance 15kcd/m² • Electrical tilt
W-HUD	• 4°-10°x 1.5°-3° FOV • Luminance 10-15kcd/m² • Electrical tilt
C-HUD	• Full color 1.2", 1.8", 3.1" TFT • 3°-8° x 1.5°-2° FOV • Luminance 6-12kcd/m² • Kinematics driven combiner


30
97
SET
9.9s

Global Market Revenue

Total market: 2015 $0.4B / 2020 $1.2B / CAGR 25%


2015
2020
$0.1
$0.5
$0.3
$0.7
C-HUD
CAGR 35%
W-HUD
CAGR 19%


Denso 15%
Visteon 6%
Bosch 5%
Yazaki 3%
Alps 3%
Pioneer 1%
JVC 1%
Nippon Seiki 47%
Conti 19%

2015 Market Share

Volume Growth in C-HUD while Premium Segment Requires W-HUD

Page 33

Automotive Audio Market

	Key Criteria
Display Audio	• 8" color TFT • Capacitive touch • 2D graphics • CarPlay, Android Auto, CarLife • Bluetooth, WiFi, USB
Audio Low	• LCD or silver box • AM/FM/digital radio • USB, Bluetooth • Class AB amp



Global Market Revenue

Total market: 2015 $6.6B / 2020 $8.4B / CAGR 5%



2015
2020
$3.7
$2.8
2.9
$5.6
Audio Low
CAGR -6%
Display Audio
CAGR 14%



F-Ten 8%
Clarion 7%
Visteon 6%
Pioneer 6%
Mobis 4%
Delphi 3%
Alpine 3%
Other 25%
Panasonic 20%
Harman 9%
Conti 9%

2015 Market Share

Basic Radio Transitioning to Display Audio with Smartphone Integration

Page 34

Automotive Infotainment Market

	Key Criteria
High	• 10"-12" color LCD with touch • 3D graphic OpenGL • Multiple user / multiple HMI • High-end embedded navigation • USB/Bluetooth/WiFi multimedia • Cloud apps
Mid	• 8"-10" color LCD with touch • 3D graphics OpenGL • Embedded navigation • USB/Bluetooth multimedia • CarPlay, Android Auto, Carlife • FOTA
Low	• 7" color LCD with touch • Optional embedded navigation • USB/Bluetooth multimedia • CarPlay, Android Auto, Carlife • FOTA



Global Market Revenue

Total market: 2015 $11.5B / 2020 $16B / CAGR 7%



■ 2015 ■ 2020
$0.3
$0.5
$4.0
$5.4
$7.1
$10.1
Entry
CAGR 7%
Mid
CAGR 6%
High
CAGR 7%



Conti 4%
Panasonic 3%
TomTom 3%
Marelli 3%
LG 3%
Clarion 5%
Visteon 3%
Aisin 5%
Other 13%
Mobis 6%
Ford 6%
Denso 7%
Harman 13%
Mitsubishi 7%
Bosch 9%
Alpine 10%

2015 Market Share

Mid and Premium Vehicle Segments Drive Infotainment Growth

Page 35

Automotive Telematics Market

	Key Criteria
Wireless Gateway	• Multiple access and wireless connections • Data caching/Adv FOTA • Adv. Security and Smart IP Routing
TCU	• Cellular / Bluetooth / Wi-Fi • Remote vehicle functions • FOTA node / remote diagnostics • Internet connectivity / IP router
eCall	• Emergency call E-Call / ERA-Glonass • GPS/GNSS • Stolen vehicle tracking • Back up battery



Global Market Revenue

Total market: 2015 $1.4B / 2020 $4.3B / CAGR 29%



2015
2020
$0.3
$0.8
$1.1
$2.6
$0.0
$0.6
eCall CAGR 27%
TCU CAGR 18%
WG CAGR 242%



Conti 8%
Bosch 8%
Marelli 4%
Visteon 3%
F-Ten 2%
Peiker 2%
Novero 2%
Pana-Ficosa 2%
Other 18%
LG 33%
Harman 10%
Denso 8%

2015 Market Share

High Penetration Rate Driving Prices Down Dramatically

Data Source : Strategy Analytics Metrix / Modified and Tier 1 Market share forecast 2015

Page 36

Focus on integrating camera-based safety features in IC and infotainment Rear camera, surround view, forward collision warning and lane departure warning New “driver monitoring” feature for drowsiness detection Integration using SmartCore™ architecture offers significant cost-reduction opportunity New cost-effective night vision capability Integrated Vision ADAS HMI is critical for usability of cockpit electronics systems OEM customers asking for innovation in this domain Gesture support and new voice capabilities are critical technologies Improved display technologies and capabilities to reduce visual distraction Next-Gen Human Machine Interface Page Advanced Driver Assistance Systems (“ADAS”) and HMI

2016 Full-Year Vehicle Production Volume Outlook IHS full-year 2016 forecast up 3.2% vs. 2015 Driven by higher volumes in all regions, except for South America Note that Ford volumes globally are expected to be up 2.0% Note: Global vehicle production volumes based on IHS December 2015 forecast. 2016 Expected Volume Growth of 3.2% Versus 2015 Page

As of January 11, 2016. Excludes potential impact of currency hedges. (1) Current Spot Rates Have Moved Since 2016 Budgeted Rates Set in November 2015 – The Net Impact of the Currency Changes Results in Minimal Impact on Visteon 2016E EBITDA 2016 FY Impact of Movements in FX Rates (2) Page 2016 Exchange Rate Assumptions

Adjusted EBITDA (Electronics & Corporate Only) Page 2015 / 2016 Guidance Reconciliation

Free Cash Flow and Adjusted Free Cash Flow (Electronics / Corporate Only) Page 2015 / 2016 Guidance Reconciliation (cont’d)

We expect to incur restructuring / integration cash outflows for Electronics and Corporate of $80 million in 2015 and $65 million in 2016 (all payments relate to expenses that are excluded from Adjusted EBITDA) We also expect to incur $364 million in cash outflows related to former Climate / Interiors product lines Largest payment of $180 million relates to legacy European Interiors facility Other costs include IT costs to facilitate the HVCC transition, costs to purchase the Halla India Electronics facility, labor payments, taxes, professional fees, and other charges In early 2016, we also received the vast majority of a roughly $250 million net cash inflow associated with the successful outcome of Korean withholding tax refund relating to the HVCC transaction Restructuring and Transformation Cash Payments / Tax Recovery (1)Visteon agreed to terms to purchase this facility shortly before closing the HVCC transaction. As Visteon has effective control, it will continue to consolidate its financials but the purchase will take place in 2016. (2) Proceeds of $91 million from the Jinqiao disposition are included in Cash from Investing Activities. Page Restructuring / Integration Update

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